				Deal Summary Report							CSFB05-7G9BBG

				Assumptions							Collateral
Settlement	29-Jul-05	Prepay		300 PSA					Balance	WAC	WAM	Age	WAL	Dur
1st Pay Date	25-Aug-05	Default		0 CDR					$180,000,000.00	6.07	354	6	5.32	4.2
		Recovery	0	months
		Severity		0%

Tranche	Balance	Coupon	Principal	Avg	Dur	Yield	Spread	Bench	Price	$@1bp	Accrued	NetNet	Dated	Notes
Name			Window	Life			bp		%		Int(M)	(MM)	Date
9N1	17,460,000.00	5.5	08/10 - 01/35	11.04	7.84	5.51	135	Nearest	100-01.69	13755.14	74.69	17.544	1-Jul-05	FIX
9S1	25,735,600.00	5	08/05 - 07/12	3.1		0	0	Interp			100.08	0	1-Jul-05	FIX
9S2	25,735,600.00	5.25	08/05 - 07/12	3.1		0	0	Interp			105.09	0	1-Jul-05	FIX
9S3	25,735,600.00	5.5	08/05 - 07/12	3.1		0	0	Interp			110.09	0	1-Jul-05	FIX
9S4	25,735,600.00	5.75	08/05 - 07/12	3.1		0	0	Interp			115.1	0	1-Jul-05	FIX
9S5	25,735,600.00	6	08/05 - 07/12	3.1		0	0	Interp			120.1	0	1-Jul-05	FIX
9L1	28,462,000.00	5.5	07/12 - 01/35	10.91	7.76	5.712	154	Interp	98-15.58	21853.13	121.75	28.153	1-Jul-05	FIX
9B1	5,400,000.00	5.5	08/05 - 01/35	10.28	7.39	5.384	122	Interp	100-31.00	4047.94	23.1	5.475	1-Jul-05	FIX

Treasury Swaps
Mat 6MO 2YR 3YR 5YR 10YR 30YR 1YR 2YR 3YR 5YR 10YR 30YR
Yld 3.476 3.833 3.881 3.956 4.160 4.398 4.050 4.196 4.272 4.387 4.581 4.855

CSFB05-7G9BBG - Dec - 9S1

Date	1	2	3	4	5
29-Jul-05	100	100	100	100	100
25-Jul-06	98	95	88	84	81
25-Jul-07	96	87	68	59	50
25-Jul-08	95	77	47	34	22
25-Jul-09	93	69	30	16	3
25-Jul-10	90	60	17	2	0
25-Jul-11	88	53	7	0	0
25-Jul-12	86	47	0	0	0
25-Jul-13	83	41	0	0	0
25-Jul-14	81	35	0	0	0
25-Jul-15	78	30	0	0	0
25-Jul-16	75	26	0	0	0
25-Jul-17	72	22	0	0	0
25-Jul-18	69	18	0	0	0
25-Jul-19	66	14	0	0	0
25-Jul-20	62	10	0	0	0
25-Jul-21	59	7	0	0	0
25-Jul-22	55	4	0	0	0
25-Jul-23	50	1	0	0	0
25-Jul-24	46	0	0	0	0
25-Jul-25	41	0	0	0	0
25-Jul-26	36	0	0	0	0
25-Jul-27	31	0	0	0	0
25-Jul-28	25	0	0	0	0
25-Jul-29	19	0	0	0	0
25-Jul-30	12	0	0	0	0
25-Jul-31	6	0	0	0	0
25-Jul-32	0	0	0	0	0

WAL	16.67	7.48	3.1	2.47	2.09
Principal Window	Aug05-May32	Aug05-Dec23	Aug05-Jul12	Aug05-Sep10	Aug05-Oct09

Prepay	0 PSA	100 PSA	300 PSA	400 PSA	500 PSA

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB05-7G9BBG - Dec - 9S2

Date	1	2	3	4	5
29-Jul-05	100	100	100	100	100
25-Jul-06	98	95	88	84	81
25-Jul-07	96	87	68	59	50
25-Jul-08	95	77	47	34	22
25-Jul-09	93	69	30	16	3
25-Jul-10	90	60	17	2	0
25-Jul-11	88	53	7	0	0
25-Jul-12	86	47	0	0	0
25-Jul-13	83	41	0	0	0
25-Jul-14	81	35	0	0	0
25-Jul-15	78	30	0	0	0
25-Jul-16	75	26	0	0	0
25-Jul-17	72	22	0	0	0
25-Jul-18	69	18	0	0	0
25-Jul-19	66	14	0	0	0
25-Jul-20	62	10	0	0	0
25-Jul-21	59	7	0	0	0
25-Jul-22	55	4	0	0	0
25-Jul-23	50	1	0	0	0
25-Jul-24	46	0	0	0	0
25-Jul-25	41	0	0	0	0
25-Jul-26	36	0	0	0	0
25-Jul-27	31	0	0	0	0
25-Jul-28	25	0	0	0	0
25-Jul-29	19	0	0	0	0
25-Jul-30	12	0	0	0	0
25-Jul-31	6	0	0	0	0
25-Jul-32	0	0	0	0	0

WAL	16.67	7.48	3.1	2.47	2.09
Principal Window	Aug05-May32	Aug05-Dec23	Aug05-Jul12	Aug05-Sep10	Aug05-Oct09

Prepay	0 PSA	100 PSA	300 PSA	400 PSA	500 PSA

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB05-7G9BBG - Dec - 9S3

Date	1	2	3	4	5
29-Jul-05	100	100	100	100	100
25-Jul-06	98	95	88	84	81
25-Jul-07	96	87	68	59	50
25-Jul-08	95	77	47	34	22
25-Jul-09	93	69	30	16	3
25-Jul-10	90	60	17	2	0
25-Jul-11	88	53	7	0	0
25-Jul-12	86	47	0	0	0
25-Jul-13	83	41	0	0	0
25-Jul-14	81	35	0	0	0
25-Jul-15	78	30	0	0	0
25-Jul-16	75	26	0	0	0
25-Jul-17	72	22	0	0	0
25-Jul-18	69	18	0	0	0
25-Jul-19	66	14	0	0	0
25-Jul-20	62	10	0	0	0
25-Jul-21	59	7	0	0	0
25-Jul-22	55	4	0	0	0
25-Jul-23	50	1	0	0	0
25-Jul-24	46	0	0	0	0
25-Jul-25	41	0	0	0	0
25-Jul-26	36	0	0	0	0
25-Jul-27	31	0	0	0	0
25-Jul-28	25	0	0	0	0
25-Jul-29	19	0	0	0	0
25-Jul-30	12	0	0	0	0
25-Jul-31	6	0	0	0	0
25-Jul-32	0	0	0	0	0

WAL	16.67	7.48	3.1	2.47	2.09
Principal Window	Aug05-May32	Aug05-Dec23	Aug05-Jul12	Aug05-Sep10	Aug05-Oct09

Prepay	0 PSA	100 PSA	300 PSA	400 PSA	500 PSA

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB05-7G9BBG - Dec - 9S4

Date	1	2	3	4	5
29-Jul-05	100	100	100	100	100
25-Jul-06	98	95	88	84	81
25-Jul-07	96	87	68	59	50
25-Jul-08	95	77	47	34	22
25-Jul-09	93	69	30	16	3
25-Jul-10	90	60	17	2	0
25-Jul-11	88	53	7	0	0
25-Jul-12	86	47	0	0	0
25-Jul-13	83	41	0	0	0
25-Jul-14	81	35	0	0	0
25-Jul-15	78	30	0	0	0
25-Jul-16	75	26	0	0	0
25-Jul-17	72	22	0	0	0
25-Jul-18	69	18	0	0	0
25-Jul-19	66	14	0	0	0
25-Jul-20	62	10	0	0	0
25-Jul-21	59	7	0	0	0
25-Jul-22	55	4	0	0	0
25-Jul-23	50	1	0	0	0
25-Jul-24	46	0	0	0	0
25-Jul-25	41	0	0	0	0
25-Jul-26	36	0	0	0	0
25-Jul-27	31	0	0	0	0
25-Jul-28	25	0	0	0	0
25-Jul-29	19	0	0	0	0
25-Jul-30	12	0	0	0	0
25-Jul-31	6	0	0	0	0
25-Jul-32	0	0	0	0	0

WAL	16.67	7.48	3.1	2.47	2.09
Principal Window	Aug05-May32	Aug05-Dec23	Aug05-Jul12	Aug05-Sep10	Aug05-Oct09

Prepay	0 PSA	100 PSA	300 PSA	400 PSA	500 PSA

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB05-7G9BBG - Dec - 9S5

Date	1	2	3	4	5
29-Jul-05	100	100	100	100	100
25-Jul-06	98	95	88	84	81
25-Jul-07	96	87	68	59	50
25-Jul-08	95	77	47	34	22
25-Jul-09	93	69	30	16	3
25-Jul-10	90	60	17	2	0
25-Jul-11	88	53	7	0	0
25-Jul-12	86	47	0	0	0
25-Jul-13	83	41	0	0	0
25-Jul-14	81	35	0	0	0
25-Jul-15	78	30	0	0	0
25-Jul-16	75	26	0	0	0
25-Jul-17	72	22	0	0	0
25-Jul-18	69	18	0	0	0
25-Jul-19	66	14	0	0	0
25-Jul-20	62	10	0	0	0
25-Jul-21	59	7	0	0	0
25-Jul-22	55	4	0	0	0
25-Jul-23	50	1	0	0	0
25-Jul-24	46	0	0	0	0
25-Jul-25	41	0	0	0	0
25-Jul-26	36	0	0	0	0
25-Jul-27	31	0	0	0	0
25-Jul-28	25	0	0	0	0
25-Jul-29	19	0	0	0	0
25-Jul-30	12	0	0	0	0
25-Jul-31	6	0	0	0	0
25-Jul-32	0	0	0	0	0

WAL	16.67	7.48	3.1	2.47	2.09
Principal Window	Aug05-May32	Aug05-Dec23	Aug05-Jul12	Aug05-Sep10	Aug05-Oct09

Prepay	0 PSA	100 PSA	300 PSA	400 PSA	500 PSA

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB05-7G9BBG - Dec - 9L1

Date	1	2	3	4	5
29-Jul-05	100	100	100	100	100
25-Jul-06	100	100	100	100	100
25-Jul-07	100	100	100	100	100
25-Jul-08	100	100	100	100	100
25-Jul-09	100	100	100	100	100
25-Jul-10	100	100	100	100	54
25-Jul-11	100	100	100	67	21
25-Jul-12	100	100	98	40	2
25-Jul-13	100	100	74	23	0
25-Jul-14	100	100	57	15	0
25-Jul-15	100	100	45	11	0
25-Jul-16	100	100	36	8	0
25-Jul-17	100	100	29	6	0
25-Jul-18	100	100	23	4	0
25-Jul-19	100	100	18	3	0
25-Jul-20	100	100	14	2	0
25-Jul-21	100	100	11	2	0
25-Jul-22	100	100	9	1	0
25-Jul-23	100	100	7	1	0
25-Jul-24	100	92	5	1	0
25-Jul-25	100	81	4	*	0
25-Jul-26	100	70	3	*	0
25-Jul-27	100	59	2	*	0
25-Jul-28	100	50	2	*	0
25-Jul-29	100	41	1	*	0
25-Jul-30	100	32	1	*	0
25-Jul-31	100	24	1	*	0
25-Jul-32	92	17	*	*	0
25-Jul-33	57	10	*	*	0
25-Jul-34	20	3	*	*	0
25-Jul-35	0	0	0	0	0

WAL	28.2	23.32	10.91	7.39	5.31
Principal Window	May32-Jan35	Dec23-Jan35	Jul12-Jan35	Sep10-Jan35	Oct09-Oct12

Prepay	0 PSA	100 PSA	300 PSA	400 PSA	500 PSA

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB05-7G9BBG - Dec - 9N1

Date	1	2	3	4	5
29-Jul-05	100	100	100	100	100
25-Jul-06	100	100	100	100	100
25-Jul-07	100	100	100	100	100
25-Jul-08	100	100	100	100	100
25-Jul-09	100	100	100	100	100
25-Jul-10	100	100	100	100	100
25-Jul-11	99	98	94	92	89
25-Jul-12	99	94	86	82	77
25-Jul-13	97	90	75	68	53
25-Jul-14	96	84	63	54	35
25-Jul-15	93	77	50	40	24
25-Jul-16	91	70	40	29	16
25-Jul-17	88	64	32	22	11
25-Jul-18	85	58	25	16	8
25-Jul-19	82	53	20	12	5
25-Jul-20	79	48	16	9	3
25-Jul-21	75	43	12	6	2
25-Jul-22	71	38	10	4	2
25-Jul-23	67	34	7	3	1
25-Jul-24	63	30	6	2	1
25-Jul-25	59	26	4	2	*
25-Jul-26	54	23	3	1	*
25-Jul-27	49	19	2	1	*
25-Jul-28	44	16	2	1	*
25-Jul-29	38	13	1	*	*
25-Jul-30	32	10	1	*	*
25-Jul-31	26	8	1	*	*
25-Jul-32	19	5	*	*	*
25-Jul-33	12	3	*	*	*
25-Jul-34	4	1	*	*	*
25-Jul-35	0	0	0	0	0

WAL	20.73	15.58	11.04	9.95	8.8
Principal Window	Aug10-Jan35	Aug10-Jan35	Aug10-Jan35	Aug10-Jan35	Aug10-Jan35

Prepay	0 PSA	100 PSA	300 PSA	400 PSA	500 PSA

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB05-7G9BBG - Dec - 9B1

Date	1	2	3	4	5
29-Jul-05	100	100	100	100	100
25-Jul-06	99	99	99	99	99
25-Jul-07	97	97	97	97	97
25-Jul-08	96	96	96	96	96
25-Jul-09	94	94	94	94	94
25-Jul-10	93	93	93	93	93
25-Jul-11	91	90	86	84	82
25-Jul-12	89	86	78	74	70
25-Jul-13	87	81	68	61	55
25-Jul-14	85	75	56	48	41
25-Jul-15	83	69	45	36	28
25-Jul-16	81	63	36	26	19
25-Jul-17	78	57	29	19	13
25-Jul-18	76	52	23	14	9
25-Jul-19	73	47	18	10	6
25-Jul-20	70	43	14	8	4
25-Jul-21	67	38	11	6	3
25-Jul-22	64	34	9	4	2
25-Jul-23	60	30	7	3	1
25-Jul-24	57	27	5	2	1
25-Jul-25	53	23	4	1	*
25-Jul-26	48	20	3	1	*
25-Jul-27	44	17	2	1	*
25-Jul-28	39	14	2	*	*
25-Jul-29	34	12	1	*	*
25-Jul-30	29	9	1	*	*
25-Jul-31	23	7	1	*	*
25-Jul-32	17	5	*	*	*
25-Jul-33	10	3	*	*	*
25-Jul-34	4	1	*	*	*
25-Jul-35	0	0	0	0	0

WAL	18.95	14.35	10.28	9.31	8.63
Principal Window	Aug05-Jan35	Aug05-Jan35	Aug05-Jan35	Aug05-Jan35	Aug05-Jan35

Prepay	0 PSA	100 PSA	300 PSA	400 PSA	500 PSA

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB05-7G9BBG - Dec - COLLAT

Date	1	2	3	4	5
29-Jul-05	100	100	100	100	100
25-Jul-06	99	96	91	89	86
25-Jul-07	97	90	77	70	64
25-Jul-08	96	84	62	53	44
25-Jul-09	94	77	50	39	31
25-Jul-10	93	72	40	29	21
25-Jul-11	91	66	33	22	14
25-Jul-12	89	61	26	16	10
25-Jul-13	87	56	21	12	7
25-Jul-14	85	51	17	9	5
25-Jul-15	83	47	13	7	3
25-Jul-16	81	43	11	5	2
25-Jul-17	78	39	9	4	1
25-Jul-18	76	36	7	3	1
25-Jul-19	73	32	5	2	1
25-Jul-20	70	29	4	1	*
25-Jul-21	67	26	3	1	*
25-Jul-22	64	23	3	1	*
25-Jul-23	60	21	2	1	*
25-Jul-24	57	18	2	*	*
25-Jul-25	53	16	1	*	*
25-Jul-26	48	14	1	*	*
25-Jul-27	44	12	1	*	*
25-Jul-28	39	10	*	*	*
25-Jul-29	34	8	*	*	*
25-Jul-30	29	6	*	*	*
25-Jul-31	23	5	*	*	*
25-Jul-32	17	3	*	*	*
25-Jul-33	10	2	*	*	*
25-Jul-34	4	1	*	*	*
25-Jul-35	0	0	0	0	0

WAL	18.95	10.98	5.32	4.18	3.44
Principal Window	Aug05-Jan35	Aug05-Jan35	Aug05-Jan35	Aug05-Jan35	Aug05-Jan35

Prepay	0 PSA	100 PSA	300 PSA	400 PSA	500 PSA

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.